                                   EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1995.

/s/ John F. Barrett
- ---------------------
John F. Barrett
Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, John F. Barrett, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        Robert Dale Lemmink,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1995.

/s/ Raymond R. Clark
- ---------------------
Raymond R. Clark
Executive Vice President and Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, Raymond R. Clark, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        Robert Dale Lemmink,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1995.

/s/ Phillip R. Cox
- ---------------------
Phillip R. Cox
Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, Phillip R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        ROBERT DALE LEMMINK,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1995.

/s/ William A. Friedlander
- ---------------------------
William A. Friedlander
Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, William A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        ROBERT DALE LEMMINK,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1995.

/s/ Dwight H. Hibbard
- ---------------------------
Dwight H. Hibbard
Chairman and Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, Dwight H. Hibbard, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        ROBERT DALE LEMMINK,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1995.

/s/ Robert P. Hummel
- ---------------------------
Robert P. Hummel, M.D.
Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, Robert P. Hummel, M.D., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        ROBERT DALE LEMMINK,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1995.

/s/ James D. Kiggen
- ---------------------------
James D. Kiggen
Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, James D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        Robert Dale Lemmink,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1995.

/s/ John T. LaMacchia
- ---------------------------
John T. LaMacchia
Chief Executive Officer, President and Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, John T. LaMacchia, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        Robert Dale Lemmink,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, her attorneys for her and in her name, place and stead, and in each of her offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 5th day of June, 1995.

/s/ Mary D. Nelson
- ---------------------------
Mary D. Nelson
Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, Mary D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        Robert Dale Lemmink,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-8 relating to common shares of the Company, and all plan interests, which may be issued in connection with the Cincinnati Bell Inc. Employee Stock Purchase Plan; and

     WHEREAS, the undersigned is a director or an officer and director of the Company;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such Registration Statement, including prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of June, 1995.

/s/ David B. Sharrock
- ---------------------------
David B. Sharrock
Director

STATE OF OHIO      :
                   :SS
COUNTY OF HAMILTON :

     On the 5th day of June, 1995, personally appeared before me, David B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 5th day of June, 1995.

                                                        /s/ Robert D. Lemmink
                                                        -----------------------
                                                        Notary Public
                                                        [notary stamp]
                                                        Robert Dale Lemmink,
                                                        Attorney at Law
                                                        Notary Public, State of
                                                        Ohio
                                                        My Commission Has
                                                        No Expiration Date
                                                        Section 147.03